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                                                                   Exhibit 10.13

                      FORM OF REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of this ____ day of May, 2005, by and between Citi Trends, Inc., a Delaware corporation (the "Company") and Hampshire Equity Partners II, L.P., a Delaware limited partnership ("Hampshire").

         WHEREAS, as set forth in this Agreement, the Company has agreed to grant to Hampshire certain registration rights with respect to the shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), owned by Hampshire as of the date hereof, as more fully set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and considerations herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and, in addition to the foregoing, a Person shall be deemed to control another Person if the controlling Person owns 15% or more of any class of voting securities (or other ownership interest) of the controlled Person.

         "Agreement" shall have the meaning set forth in the Preamble.

         "Business Day" shall mean a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

         "Common Stock" shall have the meaning set forth in the Preamble.

         "Company" shall have the meaning set forth in the Preamble.

         "Form S-1" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC used for the initial public offering of securities.

         "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

         "Hampshire" shall have the meaning set forth in the Preamble and shall include any permitted transferee thereof who is a subsequent holder of the Registrable Securities pursuant to the terms hereof.

         "Holder" shall mean any Person owning or having the right to acquire Registrable Securities, or any assignee thereof in accordance with the terms hereof. If the Company receives


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conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

         "NASD" shall mean the National Association of Securities Dealers.

         "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

         "Person" shall mean any individual, partnership, corporation, joint venture, limited liability company, association, trust, unincorporated organization, or government or agency or political subdivision thereof or any other entity of whatever nature.

         "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

         "Registrable Securities" means (a) the shares of Common Stock held by Hampshire as of the date hereof; (b) any shares of Common Stock hereafter distributed by the Company as a result of a stock dividend, stock split, reclassification, recapitalization or otherwise by virtue of the ownership of shares of Common Stock; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for, in replacement or redemption of, or in reduction of the liquidation value of, any of the securities referred to in the preceding clauses; provided, however, that any such securities shall cease to be Registrable Securities when (A) such securities shall have been registered under the Securities Act, the registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement; (B) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities law then in force; (C) such securities shall cease to be outstanding; (D) the holding period that would be applicable under Rule 144(k) of the Securities Act expires, such securities are freely tradable by Hampshire thereof under Rule 144(k) without regard to volume limitations or other restrictions and the Company shall have removed any restrictive legends and stop transfer restrictions with respect to such securities; or (E) such securities are sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act.

         "Registration Statement" shall mean any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement,


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including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

         "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         "Rule 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         "SEC" shall mean the U.S. Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "Securities Act" shall mean the Securities Act of 1933 as amended, or any similar federal statute and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

         2.       Registration.

                  (a) Piggy-Back Registrations. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than Hampshire) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 (or similar or successor form) relating solely to the sale of securities to participants in a Company stock option, stock purchase or other stock-based compensation arrangement to the extent includable on Form S-8 (or similar or successor form), or a registration relating solely to a transaction under Rule 145 of the Securities Act on Form S-4 (or similar or successor form) or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities or Common Stock comprising part of a unit or otherwise sold in connection with the issuance or sale of debt securities which are also being registered) (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a "Piggy-back Registration"), the Company shall, at such time, promptly give Hampshire written notice of such registration not later than forty-five (45) days prior to the anticipated filing date of such Piggy-back Registration. Upon the written request of Hampshire given within twenty (20) days after the delivery of such notice by the Company in accordance with Section 8(c), the Company shall use commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that Hampshire has requested to be registered. The Company shall have no obligation under this
Section 2(a) to make any offering of its securities, or to complete an offering of its securities that it proposes to make. Hampshire shall be permitted to withdraw all or any part of its Registrable Securities from any Piggy-back Registration at any time prior to the effective date of such Piggy-back Registration.

                  (b)      Demand Registration.

                           (i) Request by Hampshire.  If, at any time following
the initial public offering of securities of the Company, the Company receives a written request from Hampshire to file a Registration Statement under the Securities Act on Form S-1 or such other form as Hampshire may reasonably request covering the registration of Registrable Securities, then the Company shall, within ten (10) business days of the receipt of such written request, give written


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notice of such request ("Request Notice") to Hampshire, and use commercially reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that Hampshire requests to be registered and included in such registration by written notice given by Hampshire to the Company within twenty (20) days after receipt of the Request Notice; provided, that Hampshire shall no longer have such right once its beneficial ownership of the Common Stock is less than 10% on a fully-diluted basis. If requested by Hampshire, the Company shall register such Registrable Securities on Form S-1 or any successor registration form.

                           (ii) Underwriting.  If Hampshire intends to
distribute the Registrable Securities covered by its request pursuant to Section 2(b) by means of an underwriting, then it shall so advise the Company as a part of its request, and the Company shall include such information in the written notice referred to in Section 2(b)(i). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered and reasonably acceptable to the Company (including a market stand-off agreement of up to ninety (90) days if required by such underwriters). Notwithstanding any other provision of this Section 2(b), if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration; provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company and any selling securityholder other than the Holders are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

                           (iii) Maximum Number of Demand Registrations.  The
Company shall not be obligated to effect in the case of a demand request in accordance with the provisions of Section 2(b), more than two (2) registrations, provided, however, that once the Company has satisfied the requirements to file a Form S-3 there shall be no limit on the number of demand requests made by Hampshire; provided, that Hampshire shall no longer have such right once its beneficial ownership of the Common Stock is less than 10% on a fully-diluted basis. In order to count as one of the demand registrations pursuant to Section 2(b), the Registration Statement in respect thereof must have not been withdrawn and all Registrable Securities which Hampshire requested to be registered pursuant to it must have been so included and sold pursuant to an effective Registration Statement.

                           (iv) Deferral.  Notwithstanding the foregoing, if the
Company shall furnish to Hampshire, a certificate signed by the Chief Executive Officer of the Company stating


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that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company and its stockholders for such Registration Statement to be filed, then the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of Hampshire; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                  (v) Expenses. All expenses incurred in connection with any registration pursuant to this Section 2(b), including all federal and Blue Sky registration, filing and qualification fees, printer's and accounting fees, and fees and disbursements of counsel for the Company (but excluding underwriters' discounts and commissions relating to shares sold by Hampshire and any fees and disbursements of counsel to Hampshire), shall be borne by the Company. Hampshire shall bear its proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering by Hampshire. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2(b) if the registration request is subsequently withdrawn at the request of Hampshire, unless Hampshire agrees that such registration constitutes the use by Hampshire of one (1) demand registration pursuant to this Section 2(b); provided further, however, that if at the time of such withdrawal, Hampshire has learned of a material adverse change relating to the business or operations of the Company not known to Hampshire at the time of its request for such registration and has withdrawn its request for registration after learning of such material adverse change, then Hampshire shall not be required to pay any of such expenses and such registration shall not constitute the use of a demand registration pursuant to this Section 2(b).

                  (c) Failure to File Registration Statement and Other Events. The Company and Hampshire agree that Hampshire will suffer damages if the Registration Statement is not filed and maintained in the manner contemplated herein during the Effectiveness Period (as defined below). The Company and Hampshire further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that a Registration Statement will not be "reviewed," or not subject to further review, or (ii) the Registration Statement is filed with and declared effective by the SEC but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with the SEC, except as otherwise permitted by this Agreement (any such failure or breach being referred to as an "Event"), the Company will make payments to Hampshire in an amount equal to 1.0% of the aggregate amount invested by Hampshire for each twenty (20)-day period or pro rata for any portion thereof following the date on which the Event occurred. Such payments shall be in partial compensation to Hampshire and shall not constitute Hampshire's exclusive remedy for such Events. Such payments shall be made to Hampshire in cash. The amounts payable pursuant to this paragraph shall be payable in lawful money of the United States within two (2) Business Days of the last day of each such twenty (20)-day period during which the Registration Statement should have been filed for which no Registration Statement was filed with respect to the Registrable Securities.


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Notwithstanding the foregoing, the Company shall remain obligated to cure the breach or correct the condition that caused such Event, and Hampshire shall have the right to take any action necessary or desirable to enforce such obligation.

                  (d) Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with each securities exchange, quotation system, market or over-the-counter bulletin board on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the SEC, and (C) in compliance with state securities or Blue Sky laws, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing or photocopying Prospectuses), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company so desires such insurance and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including, in the case of an underwritten offering, the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters) and legal counsel. In addition, each of Hampshire and the Company shall be responsible for all of their respective internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Notwithstanding the preceding, the Company shall have no obligation to pay any underwriting discounts or selling commission attributable to the Registrable Securities being sold by Hampshire and any fees and disbursement of counsel to Hampshire, which such amounts shall be borne by Hampshire.

                  (e)      Effectiveness.

                           (i) The Company shall use reasonable best efforts to
have the Registration Statement declared effective not later than the earlier to occur of (y) sixty (60) days after the date of filing of such Registration Statement, or (z) five (5) Business Days following the Company's receipt of oral or written (whichever is first) notice from the SEC that the Registration Statement will not be "reviewed" or not be subject to further review; provided, however, if the Registration Statement is not declared effective within the time period set forth above, the Company shall continue to use its reasonable best efforts to have the Registration Statement declared effective as soon as possible thereafter.

                           (ii) For not more than thirty (30) consecutive days
or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, which the Company is not otherwise required to disclose, by terminating or suspending effectiveness of any registration contemplated by this Section 2, if the disclosure of such material non-public information would


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be required by such registration and at the time is not, in the reasonable determination of the Company's Board of Directors, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify Hampshire in writing of the existence of (but in no event shall the Company be required to disclose to Hampshire any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and
(b) advise Hampshire in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

                  (f) Notice of Effectiveness. Within three (3) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to Hampshire) confirmation that the Registration Statement has been declared effective by the SEC.

                  (g) Underwritten Offering. If any offering pursuant to a Registration Statement involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to Hampshire.

         3. Company Obligations. The Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

                  (a) use its reasonable best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold, or (y) with respect to Hampshire, such time as all Registrable Securities held by Hampshire may be sold without any restriction pursuant to Rule 144(k) (the "Effectiveness Period");

                  (b) (i) prepare and file with the SEC such amendments and post-effective supplements to the Registration Statement as may be necessary to keep the Registration Statement effective with respect to all Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, and in no event later than fifteen (15) Business Days to the first set of comments and ten (10) Business Days to each set of comments thereafter received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide Hampshire true and complete copies of all correspondence from and to the SEC relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by Hampshire thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented;


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                  (c) notify Hampshire of Registrable Securities to be sold as promptly as possible (i) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed (but in no event in the case of this subparagraph (i), less than five (5) Business Days prior to date of such filing); (ii) when the SEC notifies the Company whether there will be a "review" of such Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (iii) with respect to the Registration Statement or any post-effective amendment, when the same has become effective, and after the effectiveness thereof: (A) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (B) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any suit, action or proceeding for that purpose; (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any suit, action or proceeding for such purpose; and (D) if the financial statements included in the Registration Statement become ineligible for inclusion therein or of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limitation to any remedies to which Hampshire may be entitled under this Agreement, if any of the events described in Section 3(c)(iii)(A), 3(c)(iii)(B) and 3(c)(iii)(C) occur, the Company shall use its best efforts to respond to and correct the event;

                  (d) furnish to Hampshire such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Hampshire may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Hampshire;

                  (e) if requested by Hampshire, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and
(ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (f) in the event the Company selects an underwriter for the public offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

                  (g) if required by the underwriter, the Company shall furnish, on the effective date of the Registration Statement (i) an opinion, dated as of such date, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope


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and substance as is customarily given in an underwritten public offering, addressed to the underwriter and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter;

                  (h) use its reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable time;

                  (i) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with Hampshire and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the state securities or Blue Sky laws of such jurisdictions reasonably requested by Hampshire and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that, the Company shall not for any purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or execute a general consent to service of process in any jurisdiction;

                  (j) cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system, market or over-the-counter bulletin board on which similar securities issued by the Company are then listed or, if no such listing then exists, as reasonably determined by the Company;

                  (k) following the occurrence of any event contemplated by
Section 3(c)(iii)(D), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                   (l) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the 1934 Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act (for the purpose of this subsection 3(l), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter);


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                  (m) provide a transfer agent and registrar for all Registrable
Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration and provide the transfer agent with printed certificates for Registrable Securities in a form eligible for deposit with The Depositary Trust Company; and

                  (n) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

         4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for reasonable inspection and review by Hampshire, advisors to and representatives of Hampshire (who may or may not be affiliated with Hampshire), and any underwriter participating in any disposition of Common Stock on behalf of Hampshire pursuant to a Registration Statement or amendments or supplements thereto or any Blue Sky, NASD or other filing, all financial and other records, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by Hampshire or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling Hampshire and such representatives, advisors and underwriters and its accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

                  Notwithstanding the foregoing, the Company shall not disclose material non-public information to Hampshire, or to advisors to or representatives of Hampshire, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides Hampshire, such advisors and representatives with the opportunity to accept or refuse to accept such material non-public information for review.

         5.       Obligations of Hampshire.

                  (a) Hampshire shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify Hampshire of the information the Company requires from Hampshire if Hampshire elects to have any of the Registrable Securities included in the Registration Statement. Hampshire shall provide such information to the Company at least ten (10) Business Days prior to the first anticipated filing date of such Registration Statement if Hampshire elects to have any of the Registrable Securities included in the Registration Statement.


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                  (b) Hampshire, by its acceptance of the Registrable
Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless Hampshire has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

                  (c) In the event the Company determines to engage the services of an underwriter, Hampshire agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

                  (d) Hampshire agrees that, upon receipt of any notice from the Company of the happening of any event rendering a Registration Statement no longer effective, Hampshire will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until Hampshire's receipt of copies of the supplemented or amended Prospectus filed with the SEC and declared effective and, if so directed by the Company, Hampshire shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in Hampshire's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

                  (e) Hampshire may not participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, Hampshire shall not be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by Hampshire shall be limited to the net proceeds received by Hampshire from the sale of its Registrable Securities. The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 6(b) hereof.

         6.       Indemnification.

                  (a) Indemnification by the Company. The Company will indemnify and hold harmless Hampshire and its respective Affiliates, officers, directors, members, employees and agents, successors and assigns, against any losses, claims, damages or liabilities, joint or several, to which Hampshire, such Affiliate, officer, director, member, employee, agent, successor or assign may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading; (ii) any Blue Sky application or other document executed by the Company specifically for Blue Sky compliance or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application");
(iii) any violation by the Company, or its directors, officers, employees or agents of any rule or regulation promulgated under the Securities Act or the 1934 Act or any state securities laws relating to action or inaction required of the Company or any of them in connection with such registration; or (iv) any failure to use its best efforts to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on Hampshire's behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse Hampshire, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in conformity with information furnished in writing by Hampshire or any such controlling person specifically for use in such Registration Statement or Prospectus.

                  (b) Indemnification by Hampshire. In connection with any Registration Statement pursuant to the terms of this Agreement, Hampshire will furnish to the Company in writing such information as the Company reasonably requests concerning Hampshire or the proposed manner of Hampshire's distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company and its directors, officers, employees, shareholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by Hampshire to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of Hampshire be greater in amount than the aggregate dollar amount of the proceeds received by Hampshire upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                  (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it completely harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of Hampshire be greater in amount than the aggregate dollar amount of the proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

         7. Rule 144. As long as Hampshire owns Common Stock, if the Company is required to file reports pursuant to Section 13(a) or 15(d) of the 1934 Act, it will prepare and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the 1934 Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the 1934 Act. The Company further covenants that it will take such further action as Hampshire may reasonably request, all to the extent required from time to time to enable such Person to sell shares of Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. Upon the request of Hampshire, the Company shall deliver to Hampshire a written certification of a duly authorized officer as to whether it has complied with such requirements.

         8.       Miscellaneous.

                  (a) Remedies. In the event of a breach by the Company or Hampshire, of any of their obligations under this Agreement, Hampshire or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and Hampshire agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) Amendments and Waivers. This Agreement may be amended only by a writing signed by the then current parties hereto. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of Hampshire.

                  (c) Notices. Any notice or other communication in connection with this Agreement or the shares of Common Stock shall be deemed to be delivered and received if in writing (or in the form of a telex or telecopy) addressed as provided below (i) when actually delivered, in person, (ii) if telexed or telecopied to said address, when electronically confirmed, (iii) when delivered if delivered by overnight courier or (iv) in the case of delivery by mail, five (5) business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

                           If to the Company, to:

                           Citi Trends, Inc.
                           102 Fahm Street
                           Savannah, Georgia 31401
                           Attention:  R. Edward Anderson
                           Facsimile:  (912) 443-3674

                           with a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           75 East 55th Street
                           New York, New York  10022
                           Attention: William F. Schwitter, Esq.
                           Facsimile: (212) 319-4090

                           If to Hampshire, to:

                           Hampshire Equity Partners II, L.P.
                           520 Madison Avenue, 33rd Floor
                           New York, New York 10022
                           Attention:  Laurens M. Goff
                           Facsimile:  (415) 362-1192

                  (d) Assignments and Transfers by Hampshire. The provisions of this Agreement shall be binding upon and inure to the benefit of Hampshire and its respective successors and assigns. Hampshire may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by Hampshire to such person, provided, that, Hampshire complies with all applicable laws thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

                  (f) Assignments and Transfers by the Company. This Agreement shall not be assigned by the Company without the prior written consent of Hampshire, except that without the prior written consent of Hampshire, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets.

                  (g) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (h) Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (i) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

                  (j) Severability. In the event that any provision of this Agreement is invalid or enforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (m) Specific Enforcement; Governing Law; Consent to Jurisdiction. The Company and Hampshire acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. This Agreement shall be enforced, governed by and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. The parties hereto hereby agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this instrument or the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.

                            [Signature Pages Follow]

                            [COMPANY SIGNATURE PAGE]

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Registration Rights Agreement as of the date first above written.


The Company:                                  CITI TRENDS, INC.


                                              By:_________________________
                                              Name:  R. Edward Anderson
                                              Title:  Chief Executive Officer

                           [HAMPSHIRE SIGNATURE PAGE]

         IN WITNESS WHEREOF, the undersigned has caused its duly authorized officer to execute this Registration Rights Agreement as of the date first above written.


Hampshire:                              HAMPSHIRE EQUITY PARTNERS II, L.P.

                                        By: Lexington Equity Partners II, L.P.,
                                        its General Partner

                                        By: Lexington Equity Partners Inc., its
                                        General Partner

                                        By:________________________________
                                              Name:
                                              Title:

                                        Address:

                                        ____________________________________

                                        ____________________________________

                                        ____________________________________